Schedule 14A
                            (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
         Exchange Act of 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

    Preliminary proxy statement            --- Confidential, for use of the
---                                            Commission only (as permitted
 X  Definitive proxy statement                 by Rule 14a-6(e)(2))
---
    Definitive additional materials
---
    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
---

                      Bone Care International, Inc.
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            (Name of Registrant as Specified in Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

 X  No fee required.
---
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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--- Fee paid previously with preliminary materials.

--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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(Label Here)








Proxy for
Bone Care International, Inc.
Annual Meeting of Shareholders
November 19, 1997

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY.
The undersigned hereby appoints CHARLES V. SWEENEY and DALE W. GUTMAN, and each of them, as Proxies, with full power of substitution, to vote for the undersigned all shares of the Common Stock of BONE CARE INTERNATIONAL, INC. (the "Company"), which the undersigned, as designated below, would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at Bone Care International, Inc., 313 West Beltline Highway, Madison, Wisconsin, on Wednesday, November 19, 1997, at 3:00 p.m., local time, and at any adjournments thereof as follows:

(1)  Elect Directors

     GRANT AUTHORITY                    WITHHOLD AUTHORITY
     to vote for nominees               to vote for nominees
     listed below                       listed below

          /   /                              /   /

     Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

          Robert A. Beckman        Charles W. Bishop, Ph.D.


(2) Approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 14,000,000 to 28,000,000 and to increase the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000.

          For  /   /          Against   /   /          Abstain   /   /


(3)  Approve the Company's 1996 Stock Option Plan.

          For  /   /          Against   /   /          Abstain   /   /


(4) Ratify selection of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1998.

          For  /   /          Against   /   /          Abstain   /   /


(5) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

This proxy will be voted as specified. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE AND FOR ITEMS 2, 3 AND 4 AND, IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please date this proxy and sign exactly as your name or names appear therein. If shares are held jointly, one or more joint owners should sign. Administrators, executors, trustees and others signing in representative capacity should indicate the capacity in which they sign. The undersigned hereby revokes all proxies heretofore given to vote at the aforesaid meeting.

                              Dated                    , 1997
                                   --------------------




     -------------------------     ------------------------
     Co-Owner Sign Here            Shareholder Sign Here









































Bone Care International, Inc.
313 West Beltline Highway
Madison, Wisconsin  53713
(608) 274-7533


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of the Common Stock of Bone Care International, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Bone Care International, Inc. (the "Company") will be held at Bone Care International, Inc. , 313 West Beltline Highway, Madison, Wisconsin, on Wednesday, November 19, 1997, at 3:00 p.m., local time, for the following purposes:

(1) To elect two (2) directors to serve until the 2000 Annual Meeting of Shareholders.

(2) To consider and vote upon the approval of an amendment to the Company's Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 14,000,000 to 28,000,000 and to increase the authorized number of shares of Preferred Stock from 1,000,000 to 2,000,000.

(3) To consider and vote upon the approval of the Company's 1996 Stock Option Plan.

(4) To ratify the selection of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1998.

(5) To transact any other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on October 10, 1997, the record date for the Meeting, shall be entitled to notice of and to vote at the Meeting or any adjournments thereof.



IMPORTANT

To ensure your representation at the Meeting, please sign and date the enclosed proxy, and return it immediately in the enclosed stamped envelope. Sending in your proxy will not prevent you from personally voting your shares at the Meeting, since you may revoke your proxy by attending the meeting and voting in person or by advising the Secretary of the Company in writing (by later-dated proxy which is voted at the Meeting or otherwise) of such revocation at any time before it is voted.


By Order of the Board of Directors,

/s/Charles W. Bishop

Charles W. Bishop, Ph.D.
President
Madison, Wisconsin
October 27, 1997




Bone Care International, Inc.
313 West Beltline Highway
Madison, Wisconsin  53713
(608) 274-7533



PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of the accompanying Proxy by the Board of Directors of Bone Care International, Inc. (the "Company") for use at the Annual Meeting (the "Meeting") of Shareholders to be held at Bone Care International, Inc., 313 West Beltline Highway, Madison, Wisconsin, Wednesday, November 19, 1997, at 3:00 p.m., local time, and at any adjournments thereof.

At the Meeting, shareholders will consider proposals to (1) elect two (2) directors to serve until the 2000 Annual Meeting of Shareholders, (2) approve an Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 14,000,000 to 28,000,000 and to increase the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000 (the "Proposed Amendment"), (3) approve the Company's 1996 Stock Option Plan, and (4) ratify the selection of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1998. The Board of Directors does not know of any other matters to be brought before the Meeting; however, if other matters should properly come before the Meeting, it is intended that the persons named in the accompanying Proxy will vote on such matters at their discretion.

Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by attending the Meeting and voting in person or by advising the Secretary of the Company of such revocation in writing (by later-dated proxy which is voted at the Meeting or otherwise).



PROXY SOLICITATION

Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Company may solicit by telephone, telegraph, and personally. The cost of the solicitation will be borne by the Company. The Notice of the Meeting, this Proxy Statement, the accompanying form of Proxy and the Annual Report to Shareholders, including financial statements for the fiscal year ended June 30, 1997, were first mailed to shareholders on or about October 27, 1997.



SHAREHOLDERS ENTITLED TO VOTE

Only holders of record of the shares of Common Stock, no par value, of the Company at the close of business on October 10, 1997, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Shareholders will be entitled to one vote for each full share held. On October 10, 1997, there were outstanding 4,361,191 shares of Common Stock of the Company, which does not take into consideration the 2-for-1 split in the form of a stock dividend declared by the Board of Directors on October 10, 1997 and described under Item 2 below.


VOTING INFORMATION

A shareholder may, with respect to the election of directors, (i) vote for the election of both nominees named below to serve until the 2000 Annual Meeting of Shareholders, (ii) withhold authority to vote for both nominees, or (iii) vote for the election of one nominee and withhold authority to vote for the other nominee by striking a line through such other nominee's name on the Proxy. A shareholder may, with respect to each other proposal, (i) vote "FOR", (ii) vote "AGAINST", or (iii) "ABSTAIN" from voting on such proposal.

Proxies in the accompanying form, properly executed and received by the Company prior to the Meeting and not revoked, will be voted as directed therein on all matters presented at the Meeting. In the absence of a specific direction from the shareholder as to a proposal, the shareholder's Proxy will be voted as to such proposal "FOR" the election of the director nominees named in this Proxy Statement, "FOR" the approval of the Proposed Amendment, "FOR" the approval of the 1996 Stock Option Plan, and "FOR" ratification of the selection of KPMG Peat Marwick LLP as the Company's auditors. If a Proxy is marked to indicate that all or a portion of the shares represented by such Proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

The affirmative vote of a plurality of the votes cast by the shares present in person or by proxy at the Meeting and entitled to vote in the election of directors is required to elect directors. Thus, if a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. In addition, withholding authority to vote for a director nominee will not prevent such nominee from being elected. Similarly, if a quorum is present, in order to approve the 1996 Stock Option Plan or to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors, the number of votes cast favoring approval or ratification must exceed the number of votes cast opposing approval or ratification. Accordingly, non-voted shares and abstentions with respect to the proposal to approve the 1996 Stock Option plan or to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors will not affect the determination of whether such matter has been ratified. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the Proposed Amendment. Accordingly, non-voted shares and abstentions with respect to the proposal to approve the Proposed Amendment will have the effect of a vote against approval of the Proposed Amendment.


PURPOSES OF THE MEETING

Item 1 - Election of Directors

The Company's By-Laws authorize the Board of Directors to fix the number of directors, provided that such number shall not be less than five nor more than twelve. Currently, the number is fixed at five. The By-Laws stagger the Board of Directors by dividing the number of directors into three classes, with one class being elected each year for a term of three years. For the 1997 Annual Meeting, two directors, Robert A. Beckman and Charles W. Bishop, Ph.D., are nominees for election to the Board of Directors.

The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2000 Annual Meeting of Shareholders. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the election as a director of the persons named below, who have been nominated by the Board of Directors. If, at or prior to such person's election, either nominee shall be unwilling or unable to serve, it is presently intended that the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe either nominee will be unwilling or unable to serve.


                         Positions      Principal Occupations
Name and Age               Held         During Past 5 Years
-------------------------------------------------------------------------------
To serve until the 2000 Annual Meeting of Shareholders:



Robert A. Beckman        Director       Director since 1989; Vice President of
                                        Finance for the period May, 1996
Age 43                                  through November 14, 1996;
                                        Vice President of Finance for Lunar
                                        Corporation since 1987.

Charles W. Bishop,       President      Director since 1989; President since
Ph.D.                    And Chief      February, 1996; Vice President from
                         Executive      March, 1990 to February, 1996.
Age 45                   Officer

-------------------

The Board of Directors recommends you vote FOR the nominees named above to serve on the Board of Directors of the Company.





The following table sets forth certain information about the directors of the Company whose terms of office will continue after the 1997 Annual Meeting.


                         Positions      Principal Occupations
Name and Age               Held         During Past 5 Years
-------------------------------------------------------------------------------
Terms expiring at the 1998 Annual Meeting of Shareholders:

Richard B. Mazess,       Chairman of    Director since 1986; Founder of the
Ph.D.                    the Board      Company; Chairman of the Board since
                                        February 1996; President since
Age 58                                  inception of the Company in 1986
                                        through February, 1996; President and
                                        Director of Lunar Corporation since
                                        1974; Professor Emeritus of Medical
                                        Physics at the University of Wisconsin
                                        - Madison since 1985.

John Kapoor, Ph.D.       Director       Director since 1990; President and
                                        owner of EJ Financial Enterprises
Age 54                                  (a private financial and investment
                                        firm) since April 1990; Director of
                                        Unimed Pharmaceuticals, Inc. since
                                        1991, Option Care, Inc. since 1991;
                                        NeoPharm, Inc. since 1990, and
                                        Integrated Surgical Systems, Inc.
                                        since December, 1995; Director of
                                        Akorn, Inc. since 1991, and acting
                                        Chief Executive Officer since June,
                                        1996.


Term expiring at the 1999 Annual Meeting of Shareholders:

Martin Barkin, M.D.      Director       Director since 1993; President and
                                        Chief Executive Officer of Draxis
Age 61                                  Health, Inc. (a pharmaceutical
                                        company) since 1992; Partner and
                                        National Practice Leader for HealthCare
                                        at KPMG Peat Marwick from 1991 to 1992;
                                        Deputy Minister of Health for the
                                        Province of Ontario from 1987 to 1991;
                                        Director of Deprenyl Animal Health,
                                        Inc. and Dynacare, Inc.

-------------------
Directors do not receive cash compensation for their services to the Company. After the 1996 Annual Meeting of Shareholders and pursuant to the Bone Care International, Inc. 1996 Stock Option Plan (the "Plan"), non-employee directors were granted nonqualified options to purchase 4,500 shares of Common Stock at the fair market value on the grant date. These options expire ten years after their grant date and vest in one-third increments on the first three anniversaries of the grant date.

During the year ended June 30, 1997, 4 meetings of the Board of Directors were held. All of the directors attended each meeting in person or by telephone. The Board of Directors has an Audit Committee. The Audit Committee, composed of non-employee directors, oversees the audit of the corporate accounts through independent public accountants whom it recommends for selection by the Board of Directors. The Committee reviews the scope of the audit with such accountants and their related fees. The Audit Committee did not hold any meetings during the fiscal year ended June 30, 1997. Its members are Dr. Kapoor and Mr. Beckman. The compensation committee, composed of non-employee directors, determines the compensation and benefits for officers (other than stock options granted under the Plan), and makes recommendations to the Board of Directors concerning compensation arrangements for the President and Chief Executive Officer and Board of Directors.

Dr. Kapoor and Dr. Mazess are members of the compensation committee. The Compensation Committee held one meeting during the fiscal year ended June 30, 1997. The Company does not have a nominating committee of the Board of Directors. However, under the By-Laws of the Company, the Board may establish additional committees as it deems advisable.



Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------
Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's Common Stock, including options to purchase Common Stock. Reports received by the Company indicate that in February, 1997, Dr. Kapoor inadvertently failed to report one acquisition of shares of Common Stock.



Item 2 - Approval of Proposed Amendment to the Company's Restated Articles of
-----------------------------------------------------------------------------
Incorporation
-------------

The Board of Directors has approved an amendment to the Company's Restated Articles of Incorporation (the "Proposed Amendment") to increase the number of authorized shares of Common Stock to 28,000,000 and to increase the number of authorized shares of Preferred Stock to 2,000,000. The Proposed Amendment is set forth in Annex A to this Proxy Statement and the description of the Proposed Amendment contained herein is qualified in its entirety by reference to the full text of such Annex A.

Purposes and Effect of the Proposed Amendment.
The Restated Articles of Incorporation of the Company currently provides that the total number of shares of Common Stock which the Company is authorized to issue is 14 million and that the total number of shares of Preferred Stock which the Company is authorized to issue is 1 million.

On October 10, 1997, the Board of Directors of the Company declared a two-for-one stock split in the form of a stock dividend (the "Stock Split"). As a result of the Stock Split, the number of authorized but unissued shares of Common Stock will be significantly reduced following November 14, 1997, the distribution date for the Stock Split (the "Distribution Date"). Based on the number of shares issued and outstanding on October 10, 1997, following the Distribution Date, 8,722,382 shares of Common Stock will be issued and outstanding, and, based on the number of shares reserved for issuance at June 30, 1997, 619,700 shares of Common Stock will be reserved for issuance upon exercise of employee stock options. On October 10, 1997, no shares of Preferred Stock were issued and outstanding and 140,000 shares of Preferred Stock have been designated as Series A Junior Participating Preferred Stock. Accordingly, following the Distribution Date but prior to approval of the Proposed Amendment, the Company shall have available for issuance an aggregate of 4,657,918 shares of Common Stock and 860,000 shares of Preferred Stock.

The Proposed Amendment provides that the authorized capital stock of the Company shall consist of a total of 30 million shares, consisting of (i) 28 million shares of Common Stock and (ii) 2 million shares of Preferred Stock. Approval of the Proposed Amendment is not a condition to consummation of the Stock Split.

The purpose of the proposed increase in the number of authorized shares of Common Stock and Preferred Stock of the Company is to ensure that additional shares will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors. The Board of Directors believes that the availability of the additional authorized shares for issuance upon approval of the Board without the necessity for, or the delay inherent in, a meeting of the shareholders of the Company will be beneficial to the Company and its shareholders by providing the Company with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise. The additional authorized shares will be available for general corporate needs, such as any future stock splits, stock dividends, issuance under the Company's employee benefit plans and other appropriate purposes. The additional shares could also be used for such purposes as raising additional capital for the operations of the Company or in connection with acquisitions. The terms of any future issuance of Common Stock will be dependent largely on market and financial conditions and other factors existing at the time of issuance and sale.

If the Proposed Amendment is approved by the holders of Common Stock, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of The SmallCap Market of The Nasdaq Stock Market or any national securities exchange on which the securities of the Company may then be listed.

Shareholders of the Company do not have any preemptive or similar rights to subscribe for or purchase any additional shares that may be issued in the future and, therefore, future issuances, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing shareholders.

The proposed increase in the authorized number of shares could have an anti-takeover effect, although that is not its purpose. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares of Common Stock and increasing the potential cost of the takeover. The availability of this defensive strategy could discourage unsolicited takeover attempts, thereby limiting the opportunity for the shareholders to realize a higher price for their shares than might otherwise be available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented for the purpose of creating an anti-takeover device.

Vote Required for Approval.
Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. Consequently, shares of Common Stock which are voted to abstain from voting on the proposal to approve the Proposed Amendment and shares which are not voted with respect to such approval will have the effect of a vote against the Proposed Amendment. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the proposal to approve the Proposed Amendment.

The Board of Directors unanimously recommends a vote "FOR" approval of the Proposed Amendment.


Item 3 - Approval of Bone Care International, Inc. 1996 Stock Option Plan
-------------------------------------------------------------------------

At the Meeting, a proposal will be presented to approve the Bone Care International, Inc. 1996 Stock Option Plan, as amended (the "Plan"). The Plan was originally approved prior to the Distribution (see Certain Transactions - Relationship Prior to the Distribution) by Lunar Corporation, the Company's sole shareholder at the time, and has been in effect since February 1, 1996. The Company is not seeking to amend the Plan, but has submitted the Plan for approval of the shareholders at the Meeting for the purpose of complying with
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").
Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and its four most highly compensated officers. However, certain types of compensation paid to such executives are not subject to the $1,000,000 deduction limit. Based on regulations published by the Internal Revenue Service, if the shareholders approve the Plan, compensation under the Plan attributable to options granted thereunder would not be expected to be subject to the $1,000,000 deduction limit under Section 162(m) of the Code. A copy of the Plan is attached as Annex B to this Proxy Statement.

The purpose of the Plan is to provide incentives to officers, key employees and consultants of the Company and its subsidiaries and members of the Board of Directors to contribute to the success and prosperity of the Company by granting nonqualified stock options to such persons on the terms and conditions set forth in the Plan.

Eligibility.
Officers, key employees and consultants of the Company and its subsidiaries and members of the Board of Directors who are not employees of the Company ("non-employee directors") are eligible, upon selection by the Committee, to receive stock options. Approximately 23 officers, key employees and non-employee directors as well as consultants are currently eligible to receive stock options under the Plan.

Shares Issuable.
Except for adjustments to reflect certain changes in the Company's capitalization, the maximum number of shares of Common Stock available under the Plan is 500,000. As of June 30, 1997, the number of shares of Common Stock available under the Plan which were not subject to outstanding stock options was 309,850. On October 10, 1997, the Company's Board of Directors declared a two-for-one stock split in the form of a stock dividend payable on November 14, 1997 to holders of record as of October 27, 1997. On and after the Distribution Date, the number of shares of Common Stock available under the Plan will be 1,000,000. Based upon the stock options outstanding at June 30, 1997, the numbers of shares of Common Stock available under the Plan which would not be subject to stock options after the Distribution Date would be 619,700.
The maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person is 100,000.

Administration.
The committee administering the Plan (the "Committee") consists of two or more members of the Board of Directors each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Code.
The Committee has the authority, subject to the terms of the Plan, to establish eligibility guidelines, select officers, key employees, consultants, and non-employee directors for participation in the Plan and determine the number of shares of Common Stock subject to a stock option granted thereunder, the exercise price of such shares of Common Stock, the time and conditions of vesting or exercise, and all other terms and conditions of the stock option.

Stock Options.
Only nonqualified stock options may be granted under the Plan. The option price per share of Common Stock purchasable upon exercise of an option is 100% of the fair market value of a share of Common Stock on the date of grant of such stock option. The Committee determines the period of exercise of a stock option and whether a stock option is exercisable in cumulative or non-cumulative installments or in full at any time.

Upon exercise, the option price may be paid in cash, in certain previously owned shares of Common Stock having a fair market value on the date of exercise equal to the option price, or in a combination thereof. An option may be exercised during an optionee's continued employment with the Company or one of its subsidiaries, or service on the Board of Directors, as the case may be, and, except in the event of such optionee's death, within a period of 30 days following termination of such employment of service, but only to the extent exercisable and within the terms of such option at the time of the termination of such employment or service; provided, however, that if employment of the optionee by the Company or one of its subsidiaries or service on the Board of Directors terminates by reason of retirement after age 60, then the option may be exercised within a period not in excess of one year following such termination of employment or service on the Board of Directors, but only to the extent exercisable and within the terms of such option at the time of such termination of employment or service.

No option will be transferable except that in the event of death of an optionee
(i) during employment or service on the Board of Directors, as the case may be,
(ii) within a period of one year after termination of employment or service on the Board of Directors, as the case may be, by reason of retirement after age 60 at a time when the option is otherwise exercisable, or (iii) within 30 days after termination of employment or service on the Board of Directors, as the case may be, for any other reason, outstanding stock options may be exercised, but only to the extent exercisable and within the term of such option by the executor, administrator or personal representative of such deceased optionee within one year of the death of such optionee in the case of clauses (i) and
(ii) or within 90 days of the death of such optionee in the case of clause
(iii).

Amendments and Termination.
The Plan may be amended by the Board of Directors in any respect, except that no amendment may be made without shareholder approval if such amendment would increase the maximum number of shares of Common Stock available for issuance under the Plan (other than certain adjustments for changes in the Company's capitalization) or would otherwise require shareholder approval. The Plan will terminate on January 31, 2006, unless sooner terminated by the Board of Directors.

Change in Control.
In the event of a change in control of the Company, any stock option not previously exercisable in full will become fully exercisable. As more fully set forth in the Plan, a change in control generally is the acquisition, subject to certain exceptions, by any person of beneficial ownership of 50% or more of the Common Stock, a change in the majority of the Board of Directors or approval by the shareholders of a reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Company unless certain conditions are satisfied. This provision could raise the cost to a potential acquirer of engaging in a transaction that would constitute such a change in control and, therefore, could affect the willingness of an acquirer to propose such a transaction or the terms thereof.

Tax Consequences.
For federal income tax purposes, an optionee will not realize income upon the grant of a stock option under the Plan. Upon exercise of an option, compensation taxable as ordinary income will be realized by the optionee in an amount equal to the excess, if any, of the fair market value on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction in the same amount at the same time.

The following table sets forth the number of shares of Common Stock which were subject to stock options granted to the indicated persons or groups under the Plan during the fiscal year ended June 30, 1997 (without giving effect to the 2-for-1 Stock Split). All of the stock options were granted at 100% of fair market value of the Common Stock on the date of grant.
Bone Care International, Inc. 1996 Stock Option Plan

Name and Position                                 Number of Shares
Charles W. Bishop, Ph.D.
  President and Chief Executive Officer                5,000

All executive officers as a group                      10,000

All non-employee directors as a group                     -

All employees as a group
  (other than executive officers)                      17,350

The closing market price of the Common Stock as reported on The SmallCap Market of The Nasdaq Stock Market on October 10, 1997 was $23.00 per share.

Approval of the 1996 Bone Care International Inc. Stock Option Plan will require that the number of votes cast favoring approval exceeds the number of votes cast opposing approval. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the proposal to approve the Plan.


The Board of Directors of the Company recommends you vote FOR approval of the 1996 Bone Care International Stock Option Plan.



Item 4 - Ratification of Selection of Auditors
----------------------------------------------
The Board of Directors has selected KPMG Peat Marwick LLP, Chicago, Illinois, as independent certified public accountants to act as auditors for the Company for the fiscal year ending June 30, 1998. KPMG Peat Marwick LLP has examined the accounts of the Company since March 1990, and in the opinion of management, the firm should continue as auditors of the Company. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors.

Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.


The Board of Directors recommends you vote FOR the selection of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1998.



          SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS,
                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company, by (i) each director of the Company, (ii) each executive officer of the Company who is named in the summary compensation table included in this Proxy Statement, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company.
                              Amount and Nature of          Percent of
Name of Beneficial Owner      Beneficial Ownership          Class(subscript1)
-------------------------------------------------------------------------------
Martin Barkin, M.D.           118,421(superscript 2)            2.7%
Robert A. Beckman              18,264(superscript 3)             *
Charles W. Bishop, Ph.D.       30,264(superscript 4)             *
John Kapoor, Ph.D.             61,625                           1.4
Richard B. Mazess, Ph.D.    1,466,355(superscript 5)           33.3

All Directors and
Executive Officers as a
Group (7 persons)           1,696,454(superscript 6)           38.5

T. Rowe Price Associates
100 E. Pratt Street
Baltimore, MD  21202          452,900(superscript 7)           10.3

RCM Capital Management L.L.C.
4 Embarcadero Center, Suite 3000
San Francisco, CA 94111       438,000(superscript 8)           10.0

Mellon Bank Corporation
One Mellon Bank Center
Pittsburgh, PA  15258         233,000(superscript 9)            5.3
--------------------------
*    Less than 1 percent (1%)
Superscript 1: Except as indicated below, (i) represents shares of Common Stock held of record and beneficially as of the October 10, 1997 record date and (ii) all shares of Common Stock are held with sole voting and investment power. Percentage amounts are based upon an aggregate of 4,361,191 shares issued and outstanding, and shares of Common Stock issuable within 60 days of October 10, 1997 upon exercise of stock options.

Superscript 2: All of the shares of Common Stock are owned by Draxis Health, Inc., of which Dr. Barkin is Chief Executive Officer and over which he may be deemed to have voting and investment power.

Superscript 3: Includes 18,246 shares of Common Stock issuable within 60 days upon exercise of stock options, and 18 shares of Common Stock held by Mr. Beckman as custodian for his children.

Superscript 4: Includes 25,846 shares of Common Stock issuable within 60 days upon exercise of stock options and 1,400 shares of Common Stock held by Dr. Bishop as custodian for his children.

Superscript 5: Includes 716,975 shares of Common Stock held by Dr. Mazess in joint tenancy with his wife and 293,750 shares of Common Stock held by Dr. Mazess as custodian for his daughters. Dr. Mazess' address is 313 West Beltline Highway, Madison, Wisconsin, 53713.

Superscript 6: Includes 44,892 shares of Common Stock issuable within 60 days upon exercise of stock options.

Superscript 7: Based on a Schedule 13G dated January 10, 1997 furnished to the Company, T. Rowe Price Associates, an investment adviser registered under
Section 203 of the Investment Advisers Act of 1940, had sole voting power with respect to 20,400 shares of Common Stock and sole dispositive power with respect to 452,900 shares of Common Stock. T. Rowe Price Small Cap Value Fund Inc., an investment company registered under Section 8 of the Investment Company Act of 1940, has sole voting power with respect to 325,000 shares of Common Stock and sole dispositive power with respect to no shares of Common Stock.

Superscript 8: Based on a Schedule 13G dated January 30, 1997 furnished to the Company, RCM Capital Management L.L.C. ("RCM Capital") had sole voting power with respect to 373,000 shares of Common Stock and sole dispositive power with respect to 438,000 shares of Common Stock. RCM Limited L.P. is the managing agent of RCM Capital and RCM General Corporation is the general partner of RCM Limited L.P. Based on a Schedule 13G dated February 7, 1997 furnished by Dresdner Bank AG to the Company, RCM Capital is a wholly owned subsidiary of Dresdner Bank AG.

Superscript 9: Based on a Schedule 13G dated January 24, 1997 furnished to the Company, Mellon Bank Corporation had sole voting power with respect to 233,000 shares of Common Stock and sole dispositive power with respect to 28,000 shares of Common Stock. Such shares are beneficially owned by Mellon Bank, N.A. and The Dreyfus Corporation, each a direct or indirect subsidiary of Mellon Bank Corporation.


EXECUTIVE COMPENSATION

Board of Directors Report on Executive Compensation

The following is a report submitted by the Board of Directors addressing the Company's compensation policy as it related to the President and Chief Executive Officer for fiscal year 1997. With respect to other executive officers of the Company, Richard B. Mazess, Chairman of the Company, Robert A. Beckman, (during the period which he was Vice President of Finance), and Carl
E. Gulbrandsen, Corporate General Counsel and Secretary through September 30, 1997, received no direct compensation from the Company. The Company pays Lunar Corporation a monthly fee of $7,000 pursuant to a Transition Agreement for substantially all the services that these individuals provide to the Company. See "Certain Transactions" below.

This report by the Board of Directors and the Performance Graph contained in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and they shall not otherwise be deemed filed under such Acts.

Compensation Policy.
The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while also motivating and retaining executive officers and other key employees. The Company's executive compensation program integrates annual base salary with cash bonuses and stock options based upon corporate performance and individual initiatives and performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation would be higher than in years in which performance is below expectations.

On May 8, 1996, Lunar distributed to its shareholders all of the shares of Common Stock of the Company then owned by Lunar (the "Distribution"). In considering the appropriate kinds and levels of compensation of the Chief Executive Officer and other executive officers of the Company after the Distribution, the Board of Directors determined that the base salary of the Chief Executive Officer would not be increased as a result of the Company becoming a publicly traded company through the Distribution. Instead, the Board determined that the salary of the Chief Executive Officer would be adjusted consistent with past practice when the Company was a subsidiary of Lunar. However, in order to reflect the fact that the Company was primarily a research and development company with nominal revenues, and in order to motivate executive officers to achieve the Company's performance goals and create shareholder value, it was determined that the Chief Executive Officer and other executive officers of the Company would be granted options to purchase Common Stock representing an aggregate 2.3 percent of the Common Stock issued and outstanding plus amounts issuable under all stock options awarded at the time of the Distribution.

Salary and Bonus.
Annual base salary is designed to attract and retain qualified executives. The Chief Executive Officer's salary for fiscal year 1997 was $143,846, which represents a 7.5% increase in salary from fiscal year 1996. The cash bonus received by the Chief Executive Officer was $2,250 for fiscal year 1997.

Stock Options.
The Board of Directors believes that stock options ensure that the executive has a continuing stake in the long term success of the Company and are an effective incentive for the executive to create value for the shareholders since the value of a stock option bears a direct relationship to the Company's stock price. Stock options are granted under the Plan and all executive officers are eligible to be granted stock options under the Plan. As described above, in order to reflect the fact that the Company is primarily a research and development company with nominal revenues, and in order to motivate executive officers to achieve the Company's goals and create shareholder value, in 1996 the Chief Executive Officer and other executive officers of the Company were granted stock options representing an aggregate 2.3 percent of the Common Stock issued and outstanding plus amounts issuable under all stock options awarded at the time of the Distribution. In 1997, the Chief Executive Officer was granted stock options to purchase 5,000 shares of Common Stock. The Chief Executive Officer has been granted options to purchase 86,846 shares of Common Stock representing 1.9% of the Common Stock issued and outstanding plus amounts issuable under all stock options awarded at the time of the Distribution. When considering the number of shares of Common Stock subject to options to be granted after the Distribution, the committee administering the Company's 1996 Stock Option Plan (the "Plan") considered the number of shares subject to already outstanding options.

The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with the Company's goals and shareholder interest. This is especially true for a research and development company such as the Company. As performance goals are met or exceeded, shareholder value should increase through increases in the market value of the Company's Common Stock and the executive will be commensurately rewarded. The Board of Directors believes that compensation levels during fiscal year 1997 adequately reflect the Company's compensation goals and policies.

Respectfully submitted,


Martin Barkin, M.D.
Robert A. Beckman
Charles W. Bishop, Ph.D.
John Kapoor, Ph.D.
Richard B. Mazess, Ph.D.




Summary Compensation Table
--------------------------
The table below sets forth the compensation of the Company's Chief Executive Officer. No other executive officer earned more than $100,000 in salary and bonus during fiscal year 1997.

                                   Annual          Long-Term
                                   Compensation    Compensation
                                   ------------    ------------
                                                     Securities
                                                     Underlying  All Other
                                                     Options     Compensation
Name and Principal       Fiscal   Salary     Bonus   (No.'s)     (superscript5)
Position(superscript1)   Year    (Dollars) (Dollars)(superscript2)  (Dollars)
-------------------------------------------------------------------------------

Charles W. Bishop, Ph.D. 1997      143,846   2,250       5,000        2,116
  President, and Chief   1996      133,847   2,250      70,000        1,966
  Executive Officer                     (superscript3)

                         1995      128,563   3,000       7,500        1,828
                                        (superscript3)(superscript4)

-----------------------
Superscript 1: Richard B. Mazess, Chairman of the Company, Robert A. Beckman, Vice President of Finance through November 14, 1996, and Carl E. Gulbrandsen, Corporate General Counsel and Secretary through September 30, 1997, received no direct compensation from the Company, except that Mr. Beckman and Dr. Gulbrandsen were granted options to purchase 32,000 and 4,000 shares of Common Stock, respectively, in fiscal 1996. The Company pays Lunar Corporation a monthly fee of $7,000 pursuant to a Transition Agreement for substantially all the services that these individuals provide to the Company. See "Certain Transactions" below.

Superscript 2:  Without giving effect for the 2-for-1 Stock Split.

Superscript 3:  Compensation received from Lunar Corporation Bonus Program.

Superscript 4: Represents stock options granted under the Lunar Corporation Amended and Restated Stock Option Plan. The number of Lunar Corporation stock options reflects the effect of the 3-for-2 stock split distributed on December 21, 1995.

Superscript 5: Amounts shown consist of Company contributions to a defined contribution plan.






FISCAL YEAR END STOCK OPTION VALUES


The following table sets forth information on the value of unexercised stock options held by the Company's Chief Executive Officer as of June 30, 1997. The Chief Executive Officer did not exercise any stock options during the fiscal year ended June 30, 1997.


                    Number of Securities          Value of Unexercised In-the-
                    Underlying Unexercised        Money Stock Options at
                    Stock Options at Fiscal       Fiscal Year End (Dollars)

                    Year End (No.'s)(superscript1)(superscript1)(superscript2)
                    ---------------------------   ----------------------------
Name                Exercisable    Unexercisable  Exercisable    Unexercisable
-------------------------------------------------------------------------------
Charles W. Bishop,       25,846         61,000         226,928        499,180
Ph.D.
------------------
Superscript 1:  Without giving effect to the 2-for-1 Stock Split.

Superscript 2: Based upon the closing price of the Company's Common Stock of $13.00 on June 30, 1997, as reported by The SmallCap Market of The Nasdaq Stock Market minus the exercise price.


STOCK OPTION GRANTS IN FISCAL YEAR

The following table sets forth information with respect to individual stock option grants during the fiscal year ended June 30, 1997 to the Company's Chief Executive Officer.

                                                     Potential Realizable Value
                                                        at Assumed Annual Rates
               Number of   Percent                       of Stock Price Apprec.
               Securities  of Total   Exercise              for Option Term
               Underlying  Options      Price                  (superscript4)
               Options     Granted   (superscript2)            (superscript5)
            (superscript1)  During   (superscript3)         -------------------
            (superscript2)Fiscal Year  (Dollars     Expir.     5%       10%
Name               (No.'s)    1997        /Share)    Date   (Dollars)(Dollars)
-------------------------------------------------------------------------------
Charles W. Bishop,  5,000     18.3        11.50     6/17/02   36,150    91,650
Ph.D.

Superscript 1: All stock options were granted under the Company's 1996 Stock Option Plan. These options are nonqualified and vest 20% each year on the first five anniversaries of the grant date.

Superscript 2:  Without giving effect to the 2-for-1 Stock Split.

Superscript 3: All grants were made at 100% of fair market value as of the grant date.

Superscript 4: The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed annual growth rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the Company's Common Stock price. The calculations were based on the exercise prices and the 10-year term of the options. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders proportionately.

Superscript 5: The "Potential Realizable Value" to all shareholders as a group which would result from the application of the same assumptions to the 4,361,191 shares of Common Stock outstanding at June 30, 1997, at the closing price of $13.00 per share of Common Stock on June 30, 1997, as reported by The SmallCap Market of The Nasdaq Stock Market is an incremental gain of $35,674,542, and $90,363,878 for 5% and 10%, respectively.
PERFORMANCE GRAPH

The following line graph compares the cumulative total shareholder return on the Company's Common Stock for the period commencing May 9, 1996 and ending June 30, 1997, with the cumulative total shareholder return of Standard and Poor's 500 Stock Index (the "S and P 500") and Standard and Poor's Health Care
- Drugs Index (the "S and P Health Care - Drugs").

                                              (All in Dollars)
                                   05/09/96       06/30/96       06/30/97
                                   --------------------------------------
     S&P 500                       $100           $105           $141
     S&P Health Care - Drugs       $100           $113           $177
     Bone Care International, Inc. $100           $111           $221


The Performance Graph assumes $100 dollars invested on May 9, 1996 in each of the Company's Common Stock, the S and P 500 Index, and the S and P Health Care
- Drugs Index. The graph also assumes the reinvestment of dividends. The Company's Common Stock was distributed by Lunar Corporation to its shareholders on May 8, 1996. The first trading day for the Company's Common Stock was May 9, 1996.



CERTAIN TRANSACTIONS

Relationship Prior to the Distribution
--------------------------------------
On May 8, 1996, Lunar Corporation ("Lunar"), which then held 97.3 percent of the issued and outstanding shares of Company Common Stock, distributed to its shareholders of record as of April 24, 1996, all of the shares of Company Common Stock then owned by Lunar in a transaction intended to qualify as a tax-free distribution (the "Distribution"). As a result of the Distribution, the Company became a separate publicly owned company.

Distribution Agreement
----------------------
In connection with the Distribution, the Company and Lunar entered into a distribution agreement (the "Distribution Agreement") providing for, among other things, the principal corporate transactions required to effect the Distribution, the conditions to the Distribution, the allocation between the Company and Lunar of certain liabilities and certain other agreements governing the relationship between the Company and Lunar with respect to or in connection with the Distribution.

Tax Disaffiliation Agreement
----------------------------
In connection with the Distribution, the Company and Lunar entered into a tax disaffiliation agreement which provides, among other things, (i) for a contribution of $725,000 by Lunar to the Company completed prior to the Distribution to reflect federal income tax savings previously realized by Lunar that were attributable to losses incurred by the Company prior to the Distribution and (ii) cross indemnification by each party for certain tax liabilities.

Transition Agreement
--------------------
Prior to the Distribution, Lunar entered into a transition agreement (the "Transition Agreement") with the Company pursuant to which Lunar has agreed that Dr. Mazess, Mr. Beckman and Dr. Gulbrandsen and other employees of Lunar shall perform certain services and provide certain assistance to the Company for up to three years following the date of the Distribution. Such services may include legal, treasury, financial, accounting, insurance administration, employee benefit and other services. As compensation for the various services provided to the Company pursuant to the Transition Agreement, the Company agreed to pay Lunar a monthly fee of $7,000 in respect of any services provided. The Transition Agreement also provides for Lunar to lease to the Company approximately 3,000 square feet in its principal offices in Madison, Wisconsin. The lease provides for the Company to pay Lunar a monthly fee of $2,000 during the three year term. The Company may terminate the Transition Agreement upon 90 days notice to Lunar.

Dr. Mazess, the Chairman of the Board of the Company, is also the Chairman of the Board, President and Chief Executive Officer of Lunar and is the beneficial owner of approximately 32 percent of the outstanding capital stock of Lunar. Mr. Beckman, a director of the Company who also served as Vice President of Finance from May 1996 through November 14, 1996, is also Vice President of Finance of Lunar. Prior to October 1, 1997, Dr. Gulbrandsen served as Corporate General Counsel and Secretary of the Company and as Corporate General Counsel and Secretary of Lunar.

Development Agreement
---------------------
In November, 1996, the Company entered into an agreement (the "Development Agreement") with Taylor Pharmaceuticals, Inc. ("Taylor"), whereby Taylor will assist in the formulation and manufacture of the IV formulation of the Company's leading drug, 1-alpha D-2. Taylor is a wholly-owned subsidiary of Akorn, Inc. Dr. Kapoor, a director of the Company, is a director and acting Chief Executive Officer of Akorn, Inc. Dr. Kapoor currently has a beneficial ownership interest of 24% of Akorn, Inc. The Development Agreement calls for payments of approximately $500,000 to formulate the product into a safe, stable liquid presentation and to provide the Company with specified quantities. The agreement was negotiated at arm's length and included the obtaining of competitive bids. Payments during the fiscal year ended June 30, 1997 aggregated $244,167.


SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Shareholders, written notice of any shareholder proposal must be delivered or mailed to and received at the Company's principal executive offices at 313 West Beltline Highway, Madison, Wisconsin 53713 by June 25, 1998.

In addition, the Company's Bylaws establish an advance notice procedure for shareholder proposals to be brought before any meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. Shareholders at the 1997 annual meeting may consider shareholder proposals or nominations brought by a shareholder of record on October 10, 1997, who is entitled to vote at the annual meeting and who has given the Company's Secretary timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder proposal or nomination intended to be brought before the 1997 annual meeting must have been received by the Secretary on or after August 15, 1997, and on or prior to September 20, 1997. The 1998 annual meeting is expected to be held on November 13, 1998. Accordingly, a shareholder proposal or nomination intended to be brought before the 1998 annual meeting must be received by the Secretary on or after August 15, 1998, and on or prior to September 14, 1998.
FINANCIAL STATEMENTS

A copy of the Annual Report to Shareholders of the Company, containing audited consolidated financial statements for the fiscal year ended June 30, 1997, is enclosed herewith.


By Order of the Board of Directors,


/s/Charles W. Bishop

Charles W. Bishop, Ph.D.
President



Madison, Wisconsin
October 27, 1997



A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997, (OTHER THAN EXHIBITS NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN) WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK AS OF OCTOBER 10, 1997, ON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON DIRECTED TO: BONE CARE INTERNATIONAL, INC., 313 WEST BELTLINE HIGHWAY, MADISON, WISCONSIN 53713,
ATTENTION:  DALE W. GUTMAN AT (608) 288-6211.


ANNEX A

The Restated Articles of Incorporation of the Corporation is hereby amended by deleting the first sentence of Article III of the Restated Articles of Incorporation in its present form and substituting in lieu thereof the following:

The number of shares of capital stock which the corporation shall be authorized to issue is Thirty Million (30,000,000), divided into Twenty-Eight Million (28,000,000) shares of Common Stock, no par value per share, and Two Million (2,000,000) shares of Preferred Stock, $.001 dollar par value per share.


ANNEX B

Bone Care International, Inc.
1996 Stock Option Plan

1.  Plan.
---------
To provide incentives to officers, key employees and consultants of Bone Care International, Inc. (the "Company") and its subsidiaries from time to time, and members of the Board of Directors of the Company (the "Board") to contribute to the success and prosperity of the Company, based upon the ownership of the common stock, no par value, of the Company ("Common Stock"), the Committee hereinafter designated, may grant nonqualified stock options to officers, key employees, consultants and eligible members of the Board on the terms and subject to the conditions stated in this Plan.

2.  Eligibility.
----------------
Officers, key employees and consultants of the Company and its subsidiaries and members of the Board who are not employees of the Company ("non-employee directors") shall be eligible, upon selection by the Committee, to receive stock options as the Committee, in its discretion, shall determine.

3.  Shares Issuable.
--------------------
The maximum number of shares of Common Stock to be available under this Plan pursuant to all grants of stock options hereunder shall be 500,000, subject to adjustment in accordance with Section 5. Shares of Common Stock subject to a stock option granted hereunder, which are not issued by reason of the expiration, cancellation or other termination of such stock option, shall again be available for future grants of stock options under this Plan.

Shares of Common Stock to be issued may be authorized and unissued shares of Common Stock, treasury stock, or a combination thereof.

To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 100,000, subject to adjustment as provided in Section 5.

4.  Administration of the Plan.
-------------------------------
This Plan shall be administered by a committee designated by the Board (the "Committee") consisting of two or more members of the Board, each of whom shall be a "Non-Employee Director," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) under the Code.

The Committee shall, subject to the terms of this Plan, establish eligibility guidelines, select officers, key employees, consultants and non-employee directors for participation in this Plan and determine the number of shares of Common Stock subject to a stock option granted hereunder, the exercise price for such shares of Common Stock, the time and conditions of vesting or exercise and all other terms and conditions of the stock option, including, without limitation, the form of the option agreement. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan and impose, incidental to the grant of a stock option, conditions with respect to the grant or award of stock options or competitive employment or other activities not inconsistent with or conflicting with this Plan. All such rules, regulations and interpretations relating to this Plan adopted by the Committee shall be conclusive and binding on all parties. All grants of stock options under this Plan shall be evidenced by written agreements between the Company and the optionees, and no such grant shall be valid until so evidenced.

5.  Changes in Capitalization.
------------------------------
Appropriate adjustments shall be made by the Committee in the maximum number of shares to be issued under the Plan and the maximum number of shares which are subject to any stock option granted hereunder, and the exercise price therefor, to give effect to any stock splits, stock dividends and other relevant changes in the capitalization of the Company occurring after the effective date of this Plan (which shall not include the sale by the Company of shares of Common Stock or securities convertible into shares of Common Stock).

6.  Effective Date and Term of Plan.
------------------------------------
This Plan shall be submitted to the shareholders of the Company for approval and, if approved, shall become effective on the date thereof; provided, however, that this Plan and any options granted hereunder shall be null and void in the event the Company's registration statement under Section 12 of the Exchange Act does not become effective on or prior to December 31, 1996. This Plan shall terminate ten years after it becomes effective unless terminated prior thereto by action of the Board. No further grants shall be made under this Plan after termination, but termination shall not affect the rights of any optionee under any grants made prior to termination.

7.  Amendments.
---------------
This Plan may be amended by the Board in any respect, except that no amendment may be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (other than as provided in Section 5) or (b) otherwise require shareholder approval.

8.  Grants of Stock Options.
----------------------------
Options to purchase shares of Common Stock may be granted hereunder to such eligible officers, key employees, consultants, and non-employee directors as may be selected by the Committee.

9.  Option Price.
-----------------
The option price per share of Common Stock purchasable upon exercise of an option granted hereunder shall be determined by the Committee; provided, however, that the option price per share of Common Stock purchasable upon exercise of an option grant under this Plan shall be 100% of the fair market value of a share of Common Stock on the date of grant of such option. For purposes hereof, "fair market value" shall be determined by the Committee.

10.  Stock Option Period.
-------------------------
Each stock option granted hereunder may be granted at any time on or after the effective date, and prior to the termination, of this Plan. The Committee shall determine whether such stock option shall become exercisable in cumulative or non-cumulative installments or in full at any time. An exercisable stock option may be exercised in whole or in part with respect to whole shares of Common Stock only. The period for the exercise of each stock option shall be determined by the Committee.

11.  Exercise of Stock Options.
-------------------------------
(a) Upon exercise, the option price may be paid in cash, in previously owned shares of Common Stock (which the optionee has held for at least six months or acquired on the open market and which the optionee owns free and clear from all encumbrances) having a fair market value on the date of exercise equal to the option price, or in a combination thereof. The Company may arrange or approve of a cashless option exercise procedure which complies with the provisions of
Section 16 of the Exchange Act and the rules and regulations thereunder.

(b) An option may be exercised during an optionee's continued employment with the Company or one of its subsidiaries, or service on the Board, as the case may be, and, except in the event of such optionee's death, within a period of 30 days following termination of such employment or service, but only to the extent exercisable and within the term of such option at the time of the termination of such employment or service; provided, however, that if employment of the optionee by the Company or one of its subsidiaries or service on the Board shall have terminated by reason of retirement after age 60, then the option may be exercised within a period not in excess of one year following such termination of employment or service on the Board, but only to the extent exercisable and within the term of such option at the time of such termination of employment or service.

(c) No option shall be transferable except that in the event of the death of an optionee (i) during employment or service on the Board, as the case may be,
(ii) within a period of one year after termination of employment or service on the Board, as the case may be, by reason of retirement after age 60 at a time when the option is otherwise exercisable or (iii) within 30 days after termination of employment or service on the Board, as the case may be, for any other reason, outstanding stock options may be exercised, but only to the extent exercisable and within the term of such option prior to the application of the Section 11, by the executor, administrator or personal representative of such deceased optionee within one year of the death of such optionee in the case of clauses (i) and (ii) or within 90 days of the death of such optionee in the case of clause (iii).

12.  Acceleration of Options upon a Change in Control.
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The following provisions shall apply in the event of a "Change in Control":

(a) In the event of a Change in Control, any stock options not previously exercisable in full shall become fully exercisable.

(b)  For purposes hereof, "Change in Control" means:

(1) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50 percent or more of the then outstanding shares of Common Stock (the "Outstanding Common Stock"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by an underwriter or underwriters as part of a bona fide public distribution of securities of the Company or (D) any acquisition by any Person which beneficially owned as of the effective date of this Plan, 30 percent or more of the outstanding Common Stock; and provided further that, for purposes of clause (A), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50 percent or more of the outstanding Common Stock by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

(3) Approval by the shareholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50 percent of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50 percent of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Common Stock immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock, (ii) no Person (other than the Company, any employee plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30 percent or more of the Outstanding Common Stock) beneficially owns, directly or indirectly, 50 percent or more of the then outstanding shares of common stock of such corporation or 50 percent or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

(4) Approval by the shareholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50 percent of the then outstanding shares of common stock thereof and more than 50 percent of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 30 percent or more of the Outstanding Common Stock) beneficially owns, directly or indirectly, 50 percent or more of the then outstanding shares of common stock thereof or 50 percent or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.